UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

WaferGen Bio-systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53252	90-0416683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34700 Campus Drive, Fremont, CA	94555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (510) 651-4450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02    Termination of a Material Definitive Agreement.

On February 28, 2017, WaferGen Bio-systems, Inc., a Nevada corporation (the “Company”), through a wholly owned subsidiary, provided notice to John Arrillaga, as trustee of the John Arrillaga Survivor’s Trust and Richard T. Peery, as trustee of the Richard T. Peery Separate Property Trust (collectively, the “Landlord”), that it was exercising its option to terminate the lease agreement, dated March 7, 2016 (the “Lease”), for the Company’s current headquarters at 34700 Campus Drive, Fremont, California. The effective date of the Lease termination is November 30, 2017.

The Lease provided for a term of three years, commencing on March 1, 2016. However, pursuant to the terms of the Lease, the Company has the option to terminate the Lease upon 9 months’ written notice to the Landlord if it is acquired by a third party. As disclosed in Item 2.01 below, Takara Bio USA Holdings, Inc., a Delaware corporation (“Parent”) completed its acquisition of the Company on February 28, 2017.

The Company will be required to pay the Landlord a termination fee of approximately $647,000.

Item 2.01    Completion of Acquisition or Disposition of Assets.

On February 28, 2017, Parent completed its previously announced acquisition of the Company pursuant to an Agreement and Plan of Merger, dated as of May 12, 2016 (the “Merger Agreement”) by and among the Company, Parent, Walrus Acquisition Corporation, a Nevada corporation and wholly owned subsidiary of Parent (“Merger Sub”), and Takara Bio USA, Inc., a wholly owned subsidiary of Parent (“TBUSA”). Under the terms of the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Pursuant to the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.001 par value, of the Company (“Common Stock”), (other than (i) shares held by the Company in treasury, or (ii) owned by Merger Sub, Parent or any direct or indirect wholly owned subsidiary of Parent or the Company) was canceled and converted into the right to receive $7.3471 in cash, without interest (the “Per Share Aggregate Consideration”). The Per Share Aggregate Consideration was determined in accordance with a formula set forth in the Merger Agreement.

Additionally, pursuant to the terms and subject to the conditions of the Merger Agreement, each share of the Company’s issued and outstanding Series 2 Convertible Preferred Stock, $0.001 par value (“Preferred Stock”) was converted into the right to receive, without interest, $14,694.20. This consideration was determined based on the Per Share Aggregate Consideration, multiplied by the number of shares of Common Stock into which a share of Preferred Stock is convertible.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 13, 2016, and which is incorporated herein by reference.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On February 28, 2017, the Company (i) notified the NASDAQ Stock Market LLC (“NASDAQ”) of the consummation of the Merger and (ii) requested that NASDAQ (x) halt trading of the Common Stock effective prior to market open on March 1, 2017 and suspend trading of the Common Stock effective prior to market open on March 2, 2017 and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Common Stock.

Item 3.03    Material Modification to Rights of Security Holders.

The disclosure contained in Item 2.01 and Item 3.01 above and in Item 5.01 and Item 5.03 below is incorporated herein by reference.

Item 5.01    Changes in Control of Registrant.

The completion of the Merger will constitute a change in control of the Company such that the Company is now a wholly owned subsidiary of Parent. The disclosures contained in Item 2.01 and Item 5.02 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger and in accordance with the Merger Agreement, each of the then-current directors of the Company resigned from their positions as directors of the Company effective as of the Effective Time. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

Pursuant to the Merger Agreement, at the Effective Time, Carol Lou, Frank Raab, Kazuki Yamamoto, Shuichiro Matsuzaki and Junichi Mineno became the directors of the Company.

In addition, effective as of the Effective Time, all of the executive officers of the Company were removed from their respective positions as executive officers, and Carol Lou became the President of the Company and Frank Raab became the Secretary and Treasurer of the Company.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s articles of incorporation and bylaws, as in effect immediately prior to the Effective Time were amended and restated in their entirety to conform to the articles of incorporation and bylaws of Merger Sub, except with respect to Merger Sub’s legal name. Copies of the Company’s amended and restated articles of incorporation and amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

The exhibits filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WaferGen Bio-systems, Inc.
Date: March 1, 2017	By:	/s/ Carol Lou
Name: Carol Lou
Title: President

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of May 12, 2016, by and among Takara Bio USA Holdings, Inc., Walrus Acquisition Corporation, WaferGen Bio-systems, Inc. and Takara Bio USA, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on May 13, 2016).

3.1	Amended and Restated Articles of Incorporation of the Company
3.2	Amended and Restated Bylaws of the Company